                                                                 EXHIBIT 99.1

                               1,150,000 Shares

                    Alexandria Real Estate Equities, Inc.

                                Common Stock
                              ($.01 Par Value)



                             PURCHASE AGREEMENT


May 27, 1998


PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, New York 10019

Dear Ladies and Gentlemen:

     Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), confirms its agreement with PaineWebber Incorporated ("PaineWebber") in connection with the issuance and sale by the Company and the purchase by PaineWebber of the Securities (as defined herein) on or about May 29, 1998. PaineWebber intends to deposit the Securities with the trustee of PaineWebber Equity Trust REIT Series I (A Unit Investment Trust), a registered unit investment trust under the Investment Company Act of 1940, as amended, for which PaineWebber acts as sponsor and depositor (the "Trust"), in exchange for units in the Trust.

     The Securities will be offered and sold to PaineWebber without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon one or more exemptions therefrom or in transactions not subject thereto and will contain the stock legend set forth in Section 9 hereof. In connection with such issuance, the Company has prepared a confidential offering circular dated May 29, 1998 (as amended or supplemented, including all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein, the "Offering Circular"). All documents filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "1934 Act") prior to the Closing Date (as defined below) are deemed to be incorporated by reference into the Offering Circular.

     PaineWebber and its direct and indirect transferees (including the Trust) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the Closing Date and to be substantially in


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

the form attached hereto as EXHIBIT A (the "Registration Rights Agreement"), pursuant to which the Company will file a registration statement on an appropriate registration form under the 1933 Act with the Commission covering the resale by the Trust of the Securities to be delivered in connection with the transactions contemplated herein (the "Registration Statement").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Offering Circular shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Offering Circular; and all references in this Agreement to amendments or supplements to the Offering Circular shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Offering Circular. Capitalized terms used but not otherwise defined shall have the meanings given to those terms in the Offering Circular.

     The term "subsidiary" has the meaning set forth in Rule 405 promulgated by the Commission pursuant to the 1933 Act.

     1. DESCRIPTION OF SECURITIES. The Company proposes to issue and sell to PaineWebber, 1,150,000 shares of common stock, $.01 par value (the "Common Stock"). The shares of Common Stock to be issued and sold by the Company are referred to herein as the "Securities".

     2. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Company agrees to issue and sell the Securities to PaineWebber and PaineWebber agrees to purchase the Securities from the Company at a purchase price of $29.0344 per share (the "Purchase Price"), which reflects a discount of $1.5281 per share from the closing market price on the date hereof of $30.5625. The Company is advised by PaineWebber that PaineWebber proposes to deposit the Securities with the trustee of the Trust, a registered unit investment trust under the Investment Company Act of 1940, as amended, for which PaineWebber acts as sponsor and depositor, in exchange for units in the Trust as soon after the execution and delivery of this Agreement as in the judgment of PaineWebber is advisable.

     The Securities to be purchased by PaineWebber will be delivered by the Company to the address of PaineWebber as set forth in this Agreement, in accordance with the terms of this Purchase Agreement and against payment of the purchase price therefore in New York Clearing House (next-day) funds by certified or official bank check to the order of the Company in the amount of $33,389,560 at 10:00 a.m., New York time, on May 29, 1998 (or if the NYSE or American Stock Exchange or commercial banks in The City of New York are not open on such day, the next day on which such exchanges and banks are open), or at such other time not later than eight full business days thereafter as PaineWebber and the Company mutually agree, such time being herein referred to as the "Closing Date." If requested by PaineWebber, the Securities will be prepared in definitive form and in such authorized denominations and registered in such names as PaineWebber shall request upon at least two business days' prior notice to the Company and will be made available for checking and packaging at PaineWebber's office at least one business day prior to the Closing Date.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. For purposes of this Section 3, "knowledge" of the Company means knowledge of the Company's officers, directors and asset managers and property management personnel employed by the Company or its Affiliates (as defined below). The Company represents and warrants to PaineWebber, as of the date hereof and as of the Closing Date:

          (a) The Offering Circular does not, and at the Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The documents incorporated by reference in the Offering Circular which were or hereafter are filed with the Commission at the time they were or hereafter are filed with the Commission, as the case may be, complied and will comply in all material respects with the requirements of the 1933 Act, the rules and regulations of the Commission thereunder (the "1933 Act Regulations"), the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Offering Circular, at the date of the Offering Circular, and at the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) Neither the Company nor any of its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the 1933 Act. None of the Company, its Affiliates or any person acting on any of their behalf (other than PaineWebber, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act or in any manner involving a public offering, within the meaning of Section 4(2) of the 1933 Act, or under circumstances that would require the registration of the Securities under the 1933 Act or securities laws of any of the states in the United States. Subject to compliance by PaineWebber with the terms and conditions set forth herein, it is not necessary, in connection with the offer, sale and delivery of the Securities to PaineWebber and the deposit of the Securities with the trustee by PaineWebber in exchange for units in the Trust in the manner contemplated by this Agreement and the Offering Circular, to register the Securities under the 1933 Act.

          (d) The only Subsidiaries (as defined in the 1933 Act Regulations) of the Company are the subsidiaries listed on SCHEDULE 3(d) hereto (the "Subsidiaries"). The Company and each of its Subsidiaries is, and at the Closing Date will be, a corporation, limited liability company or limited partnership duly organized or formed, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. The Company and each of its Subsidiaries has, and at the Closing Date will have, all power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Offering Circular. The Company and each of its Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation, limited liability company or limited partnership in all jurisdictions in which it owns or leases real property or in which the nature of the activities conducted by it makes such licensing or qualification necessary except where the failure to be so licensed, qualified or in good standing does not and will not have a materially adverse effect on the condition (financial or otherwise), business, properties, net worth, results of operations or prospects of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

     Except for the stock, membership interests and partnership interests of the Subsidiaries listed on SCHEDULE 3(d), and except as otherwise provided in
SCHEDULE 3(d), the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, limited liability company, partnership, joint venture, association or other entity. Complete and correct copies of the organizational documents, limited partnership agreements and limited liability company operating agreements, as the case may be, of the Company and each of its Subsidiaries and all amendments thereto, have been delivered to PaineWebber, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date. At present, and on the Closing Date, the Company will own directly or indirectly all of the issued and outstanding capital stock, membership interests or partnership interests, as the case may be, in the Subsidiaries, in each case free and clear of any security interest, mortgage, pledge, lien, charge, encumbrance, claim, restriction or equity interest (each of the forgoing a "Lien").

          (e) The outstanding shares of Common Stock have been, and the Securities to be issued and sold by the Company pursuant to the terms of this Agreement upon such issuance will be, duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights. The description of the Common Stock in the Offering Circular is, and at the Closing Date will be, complete and accurate in all material respects. At the Closing Date, the Company will have authorized and issued capital stock as set forth in the Offering Circular under the caption "Capitalization." Except as set forth in the Offering Circular and except pursuant to the Company's 1997 Stock Award Incentive Plan, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any preemptive or other rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of or membership interests or partnership interests in any Subsidiary or any such warrants, convertible securities or obligations. The offer, issuance and sale by the Company of any shares of Common Stock subsequent to May 27, 1997 but prior to the date hereof is in compliance with or exempt from the registration requirements of the 1933 Act and with applicable state securities, real estate syndication and blue sky laws.

          (f) The financial statements and schedules included in the Offering Circular present fairly in all material respects the financial condition and position of the respective entity or entities and the respective property or properties presented and reported on therein as of the respective dates thereof and the results of operations and cash flows of such entity or entities and such property or properties for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Offering Circular. The pro forma financial statements of the Company included in the Offering Circular comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements. No other financial statements or schedules of the Company, any predecessor or other entity or entities or any property or properties owned or to be acquired by the Company are required by the 1933 Act, the 1934 Act, the 1933 Act Regulations or the 1934 Act Regulations to be included in the Offering Circular. Ernst & Young LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations.

          (g) The Company and its Subsidiaries maintain and will maintain, a system of internal accounting controls which the Company believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to financial assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (h) Since the respective dates as of which information is given in the Offering Circular, except as otherwise stated therein or as disclosed on
SCHEDULE 3(h) attached hereto, (A) there has been no change, other than changes affecting the economy or the industry generally, which, singly or in the aggregate with other changes, is materially adverse to the condition (financial or otherwise), business, properties, net worth, results of operations or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (B) no casualty loss or condemnation or other adverse event has occurred with respect to any real property currently owned by the Company or any of its Subsidiaries (the "Properties") which singly or in the aggregate will have a Material Adverse Effect, (C) there have been no acquisitions or other transactions entered into by the Company or any of its Subsidiaries other than those in the ordinary course of business, which are, singly or in the aggregate, material with respect to the Company and its Subsidiaries taken as a whole, (D) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, and (E) there has been no change in the capital stock of the Company or any of its Subsidiaries, and no increase in the indebtedness of the Company or any of its Subsidiaries or any default by the Company or any of its Subsidiaries under any of their outstanding indebtedness, in either case, that is, singly or in the aggregate, material to the Company and its Subsidiaries taken as a whole.

          (i) Neither the Company nor any of its Subsidiaries is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (j) Except as set forth in the Offering Circular, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting (i) the Company, any of its Subsidiaries, or any of their respective shareholders, members, partners, directors or officers in their capacity as such, or (ii) any of the Properties, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which would, singly or in the aggregate, have a Material Adverse Effect.

          (k) Each of the Company and its Subsidiaries has, and at the Closing Date will have, (i) all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Offering Circular, and has not received notice of any proceedings relating to the revocation or modification of any such governmental license, permit, consent, order, approval or other authorization, (ii) complied in all material respects with all material laws, regulations and orders applicable to it or its business and (iii) performed in all material respects all its material obligations required to be performed by it, and is not, and at the Closing Date will not be, in material default, under any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract, recorded covenant, land use approval or zoning agreement or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected. To the knowledge of the Company and each of its Subsidiaries, no other party under any contract or other agreement to which it is a party is in default in any respect thereunder in a manner that would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is presently, nor at the Closing Date will be, in violation of any provision of its respective charter, certificate of incorporation, by-laws, limited partnership agreement, limited liability company agreement or operating agreement, as the case may be.

          (l) Other than filings to be made with the Commission in connection with the registration of the Securities pursuant to the Registration Rights Agreement, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company and its Subsidiaries of the transactions contemplated by this Agreement or the Registration Rights Agreement. All consents of any nature whatsoever, including, without limitation, all consents of stockholders and directors, required for the consummation of the transactions contemplated hereby or by the Registration Rights Agreement have been duly obtained in compliance with all applicable laws, have not been revoked and remain in full force and effect.

          (m)  The Company has full corporate power and authority to enter
into this Agreement and the Registration Rights Agreement.   This Agreement
and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and constitute, and on the Closing Date will constitute, valid and binding agreements of the Company, enforceable against
the Company in accordance with their terms.   Except as set forth in the
Offering Circular, the performance of this Agreement and the Registration Rights Agreement, the consummation of the transactions contemplated hereby and thereby, and the application of the net proceeds from the offering in the manner set forth in the Offering Circular under "Use of Proceeds" will not result in the creation or imposition of any Lien upon any of the Properties or any of the other assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the organizational documents of the Company or any of its Subsidiaries, any contract or other agreement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries, or any of their respective properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries.

          (n) Except as disclosed on SCHEDULE (n) attached hereto, the Company and its Subsidiaries have good and marketable title in fee simple to or a condominium or leasehold interest in all of the Properties, free and clear of all Liens and title defects, other than those (i) referred to in the Offering Circular, (ii) identified in the Company's and its Subsidiaries' existing title insurance policies or commitments therefor (copies of which have been provided to PaineWebber) or (iii) which will not, singly or in the aggregate, have a Material Adverse Effect. All Liens or title defects on or affecting the Properties which, if the Offering Circular were governed by the disclosure requirements for Form S-3 under the 1933 Act, would be required to be disclosed in the Offering Circular (taking into consideration the information set forth therein with respect to the Company and its Subsidiaries on a consolidated basis) are disclosed therein. To the knowledge of the Company after due inquiry (i) the current use and any intended use set forth in the Offering Circular and occupancy of each of the Properties, other than improvements which have not yet been constructed, complies with all applicable codes and zoning laws and regulations, if any, except for such failures to comply which would not, singly or in the aggregate, have a Material Adverse Effect; and (ii) there is no pending or threatened condemnation, zoning change, environmental or other governmental proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Properties, except such proceedings or actions that would not, singly or in the aggregate, have a Material Adverse Effect. Except as described in the Offering Circular or in SCHEDULE 3(hh) attached hereto, and except for rights of tenants to extend their leases or expand their leased premises, no person (other than the Company) will have any option or right of first refusal to purchase all or part of any of the Properties or any interest in any of the Subsidiaries or other assets of the Company.

          (o) There is no document or contract of a character which, if the Offering Circular were governed by the disclosure requirements for Form S-3 under the 1933 Act, would be required to be described in the Offering Circular or to be filed as an exhibit to the Offering Circular which is not described or filed as required (collectively, the "Contracts"). All of the Contracts to which any of the Company or its Subsidiaries is a party have been duly authorized, executed and delivered by such entity, constitute valid and binding agreements of such entity and are enforceable against such entity in accordance with the terms thereof, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (ii) general equity principles and limitations on the availability of equitable relief or, in the case of any Contract to be executed after the date of this Agreement but on or before the Closing Date, will on the Closing Date be duly authorized, executed and delivered by the Company and/or a Subsidiary, and constitute valid and binding agreements of such entity enforceable against each entity in accordance with the terms thereof, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (ii) general equity principles and limitations on the availability of equitable relief.

          (p) No statement, representation, warranty or covenant made by the Company in this Agreement or the Registration Rights Agreement, or made (or to be made) in any certificate or document required by Section 5 of this Agreement to be delivered to PaineWebber was when made, or will be on the Closing Date, inaccurate, untrue or incorrect.

          (q) Neither the Company, its Subsidiaries nor, to the knowledge of the Company, any of their directors, officers or controlling persons has taken, directly or indirectly, any action intended, or

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which might reasonably be expected, to cause or result, under the 1933 Act, the 1934 Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (r) Other than as disclosed in the Offering Circular or as provided in the Registration Rights Agreement, no holder of securities of the Company has rights to the registration of any securities of the Company because of the execution or performance of this Agreement or the Registration Rights Agreement.

          (s)  [Intentionally Omitted]

          (t) Other than as disclosed in the Offering Circular, no material labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company after due inquiry, is imminent or threatened.

          (u) The Company and its Subsidiaries own, or are licensed or otherwise have the right to use the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, services marks and trade names (collectively, "patent and proprietary rights") presently employed by them or which are necessary in connection with the conduct of the business now operated by them, and neither the Company nor any of its Subsidiaries has received any written notice or otherwise has actual knowledge after due inquiry of any infringement of rights of others or any other claims with respect to any proprietary rights.

          (v) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other employee or agent of the Company or any Subsidiary, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation.

          (w) Title insurance or commitments therefor in favor of the Company is, and on the Closing Date will be, in force with respect to each of the Properties in an amount at least equal to the cost of acquisition of such Property.

          (x) Except as disclosed in the Offering Circular, there are no mortgages or deeds of trust encumbering any of the Company's or its Subsidiaries' interest in the Properties. The mortgages encumbering the Company's or its Subsidiaries' interest in the Properties are not convertible nor does the Company or any of its Subsidiaries hold a participating interest therein and, except as disclosed in the Offering Circular, such mortgages are not cross-defaulted or cross-collateralized to any other property (whether or not owned by the Company or any Subsidiary).

          (y) The Company has and maintains property and casualty insurance in favor of the Company and its Subsidiaries with respect to them and each of the Properties, in an amount and on such terms as is reasonable and customary for businesses of the type proposed to be conducted by the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries has received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such Properties.

          (z) To the knowledge of the Company (which includes information obtained as a result of its ordinary, periodic property inspections and tenant inquiries), in each case, except such as would not have a Material Adverse Effect, each of the Properties and the Company and its Subsidiaries,
(i) is and will be, as of the Closing Date, in compliance with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received, or will have received, as of the Closing Date, all permits, licenses and other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is, and will be, as of the Closing Date, in compliance with all terms and conditions of any such permit, license or approval.

          (aa) Except as disclosed in the Offering Circular or except as would not, singly or in the aggregate, have a Material Adverse Effect:

               (i) To the knowledge of the Company, none of the owners of the Properties has at any time, and, no other party has at any time, released (as such term is defined in CERCLA Section 101(22)) or otherwise disposed of, Hazardous Materials (as hereinafter defined) on, to or from the Properties in violation of applicable Environmental Laws. The Company does not intend to use the Properties or any subsequently acquired properties for the handling, generation, treatment, storage or disposal of Hazardous Materials, except for Hazardous Materials utilized in the ordinary course of business of the Company or of a tenant of any Property in compliance with applicable Environmental Laws;

               (ii) To the knowledge of the Company, there has been no release (as such term is defined in CERCLA Section 101(22)) of Hazardous Materials into waters on or adjacent to the Properties or onto lands from which such hazardous or toxic waste or substances might seep, flow or drain into such waters;

               (iii) the Company has received no notice of, and has no knowledge of, any occurrence or circumstance (except for Hazardous Materials utilized in the ordinary course of business of the Company or of a tenant of a Property in compliance with applicable Environmental Laws) which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to hazardous or toxic waste or substances on or originating from the Properties or arising out of the Company's conduct in relation to such Environmental Law.

               (iv) neither the Properties nor any other land owned by the Company or any of its Subsidiaries is included or, to the Company's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the "EPA") or on the inventory of other potential "Problem" sites issued by the EPA and has not otherwise been publicly identified by the EPA as a potential CERCLA site or included or, to the Company's knowledge, proposed for inclusion on any list or inventory issued pursuant to any other Environmental Law or issued by any other Governmental Authority (as hereinafter defined); and

               (v) the Company has not entered into or been subject to any consent decree, compliance order or administrative order with respect to the environmental conditions at the Properties, any facilities or improvements or any operations or activities thereon.

          As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, oil, petroleum, petroleum products, hazardous materials, hazardous wastes, hazardous or toxic substances, asbestos or any material as defined by any Environmental Laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET SEQ.) ("CERCLA"), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, ET SEQ.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 9601, ET SEQ.), and in the regulations adopted pursuant to each of the foregoing or by any Federal, state or local governmental authority having jurisdiction over the Properties as described in the Offering Circular (a "Governmental Authority").

          All of the Properties have been, and it is contemplated that all future acquisitions will be subjected to a Phase I or similar environmental assessment (which generally includes a site inspection, interviews and a records review, but no subsurface sampling). These assessments and certain follow-up investigations (including, as appropriate, asbestos, radon and lead surveys, additional public records review, subsurface sampling and other testing) of the Properties have not revealed any environmental liability that the Company believes would have a Material Adverse Effect.

          (ab) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the sale of the Securities to PaineWebber and PaineWebber's sale of the Securities to the Trust, will not distribute any offering material in connection with the offering and sale of the Securities other than the Offering Circular or other materials, if any, permitted by the 1933 Act.

          (ac) Neither the assets of the Company nor the assets of its Subsidiaries constitute, nor will such assets, as of the Closing Date, constitute, "plan assets" under the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"). The Company and its Subsidiaries are, and as of the Closing Date will be, in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its Subsidiaries would have any material liability; neither the Company nor any of its Subsidiaries has incurred or expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under
Section 401(a) of the Code is so qualified in all material respects and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (ad) The Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Code for all taxable years commencing with its taxable year ended December 31, 1996. The Company has filed an election to be taxable as a REIT for its taxable year ended December 31, 1996, and such election has not been terminated.

          (ae) The Company has filed all material Federal, state and foreign income and franchise tax returns required to be filed on or prior to the date hereof and has paid taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; and the Company has no knowledge, after due inquiry, of any tax deficiency which has been asserted or threatened against the Company. To the knowledge of the Company, there are no tax returns of the Company or any of its Subsidiaries that are currently being audited by state, local or Federal taxing authorities or agencies which would have Material Adverse Effect.

          (af) Except as noted in the notes to SCHEDULE 3(ff), each entity identified in the Offering Circular or in the rent roll for each Property attached as SCHEDULE 3(ff) (collectively, the "Rent Rolls") as a tenant of any Property (each, a "Tenant") or such Tenant's subtenant is in actual possession of such Property under a lease to such Tenant (each such lease, a "Lease"). Except as disclosed in the Offering Circular, each Lease is in full force and effect and neither the Company nor any of its Subsidiaries has notice of any defense to the obligations of the Tenant thereunder or any claim asserted or threatened by any person or entity, which claim would have a Material Adverse Effect. To the knowledge of the Company, no Tenant of any of the Properties is in default under any of the Leases governing such Properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a material default under any of such Leases, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect. The information contained in the Rent Rolls is true, accurate and correct in all material respects as of the date of the Rent Rolls.

          (ag) All Tenant Leases generally provide that the Tenant is responsible for environmental liabilities related to such Tenant's operations, and that such Tenant must comply with all Environmental Laws except as disclosed in SCHEDULE 3(GG) attached hereto.

          (ah) Except as disclosed in the Offering Circular or on SCHEDULE 3(hh) attached hereto, no Tenant under any Lease has an option or right of first refusal or similar right to purchase the premises leased thereunder or any right to extend such Lease or reduce the rent payable thereunder.

          (ai) Except as disclosed in SCHEDULE 3(ii) attached hereto, to the knowledge of the Company, no tenant from which the Company has received or is entitled to receive material lease payments fails to own or possess the material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations including, without limitation, certificates of occupancy and similar certificates and clearances (collectively, the "Authorizations"), necessary to conduct the operations as presently permitted to be conducted by such Tenant at each Property under the applicable Lease, and to the Company's knowledge, no such Tenant has received any notice of proceedings or administrative action relating to the revocation or modification of any such Authorization. The Company or a Subsidiary thereof owns or possesses all material Authorizations necessary to conduct its operations and to own its Properties and none of the Company or any such Subsidiary has received notice of proceedings or administrative action relating to the revocation or modification of any such Authorization.

          (aj) Except as disclosed in the Offering Circular or on SCHEDULE 3(JJ) attached hereto, no rent under any Lease has been paid in advance for more than one month and no "free rent" or other rental concession to the Tenant thereunder is currently in effect.

          (ak) To the knowledge of the Company, each Property is served by all utilities necessary for its use and operation as currently used and fronts on or has lawful access to a public road or right of way.

          (al) Except as specifically disclosed in the Offering Circular or on SCHEDULE 3(LL) attached hereto, (i) to the knowledge of the Company, there is no material defect in the condition of any Property, the improvements thereon, the structural elements thereof, or the mechanical systems therein, nor any material damage from casualty or other cause, nor any soil condition of any such Property that will not support all of the improvements thereon without the need for unusual or new subsurface excavations, fill, footings, caissons or other installations, except for (a) ordinary wear and tear and
(b) any such defect, damage or condition that has been corrected or will be corrected in the ordinary course of the business of such Property as part of the Company's scheduled maintenance and improvement program, (ii) to the knowledge of the Company, there have been no material alterations to the exteriors of any of the buildings or other improvements on any Property, and no excavations landscaping, manmade or natural alterations to terrain of any Property, since the date of the surveys provided to PaineWebber and counsel to PaineWebber that would render any of such surveys inaccurate in any material respect and which, singly or in the aggregate, would result in a Material Adverse Effect, and (iii) there is no pending or planned substantial renovation, remodeling, construction, or tenant improvement project relating to any of the Properties.

     4.   COVENANTS.  The Company covenants with PaineWebber that:

          (a) The Company will immediately notify PaineWebber, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and
(y) prior to the completion of the deposit of the Securities by PaineWebber in the Trust as evidenced by a notice in writing from PaineWebber to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries which (i) make any statement in the Offering Circular false or misleading or (ii) are not disclosed in the Offering Circular. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, PaineWebber or counsel for PaineWebber, to amend or supplement the Offering Circular in order that the Offering Circular not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Circular by preparing and furnishing to PaineWebber an amendment or amendments of, or a supplement or supplements to, the Offering Circular (in form and substance satisfactory in the reasonable opinion of counsel for PaineWebber) so that, as so amended or supplemented, the Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the Trust, not misleading.

          (b) The Company will deliver to PaineWebber, without charge, as many copies of the Offering Circular. The Company consents to the delivery of the Offering Circular and any amendment or supplement thereto by PaineWebber to the Trust, in connection with the deposit of the Securities with the trustee in exchange for units in the Trust, as contemplated herein.

          (c) The Company will advise PaineWebber promptly of any proposal to amend or supplement the Offering Circular. PaineWebber's delivery of any such amendment or supplement, shall not constitute a waiver of any of the conditions set forth in Section 5 hereof.

          (d) The Company will use its reasonable best efforts, in cooperation with PaineWebber, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as PaineWebber may reasonably designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified or registered, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.

          (e) During a period of three years from the Closing Date, the Company will deliver to PaineWebber, (i) promptly upon their becoming available, copies of all financial statements and current, regular and periodic reports of the Company mailed to its stockholders or filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Company as PaineWebber may reasonably request.

          (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by PaineWebber, all costs and expenses incident to the performance of the obligations of the Company under this Purchase Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Offering Circular and exhibits thereto, and any amendment or supplement to the Offering Circular, (ii) the preparation and delivery of certificates representing the Securities, (iii) the costs incurred by the Company in furnishing (including costs of shipping, mailing and courier) such copies of the Offering Circular, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities to PaineWebber, (iv) the listing of the Securities on the NYSE, (v) any filings required to be made by PaineWebber with the NASD, and the fees, disbursements and other charges of PaineWebber's counsel in connection therewith, (vi) the registration or qualification of the Securities for offer and sale (including obtaining any exemptions therefrom) and any broker/dealer registration, qualification or exemption under the securities or blue sky laws of such jurisdictions designated by

PaineWebber, including the fees, disbursements and other charges of PaineWebber's counsel in connection therewith, and the preparation and printing of blue sky memoranda, (vii) counsel to the Company, (viii) the transfer agent for the Securities and (ix) the Accountants.

          (g) If this Purchase Agreement shall be terminated by the Company pursuant to any of the provisions hereof or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse PaineWebber for all out-of-pocket expenses (including the reasonable fees and disbursements of one counsel to PaineWebber) reasonably incurred by PaineWebber in connection herewith.

          (h) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Securities.

          (i) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Circular under "Use of Proceeds."

          (j) The Company intends to continue to operate in a manner which would permit it to qualify as a "real estate investment trust" ("REIT") under the Code. Unless the Board of Directors determines in good faith that meeting such requirements is not in the best interest of the holders of the Company's Common Stock, (i) the Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code for the taxable year in which sales of the Securities are to occur and for its future taxable years and (ii) the Company will not affirmatively revoke its election to be taxable as a REIT under the Code.

          (k) The Company, during the period when the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

          (l) The Company will use its best efforts to effect and maintain the listing of the Securities, prior to the Closing Date, on the New York Stock Exchange.

          (m) The Company will comply with all of the terms and conditions of the Registration Rights Agreement.

          (n) In connection with the original distribution of the Securities, the Company agrees that, prior to any offer or resale of Securities by PaineWebber, PaineWebber and counsel for PaineWebber shall have the right to make reasonable inquiries into the business of the Company and its subsidiaries.

          (o) The Company agrees that it will not and will cause its Affiliates not to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to

PaineWebber or (ii) the resale of the Securities by PaineWebber to the Trust as described herein) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

     5. CONDITIONS OF PAINEWEBBER'S OBLIGATIONS. PaineWebber's obligations under this Agreement shall be subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) Since the date as of which information is given in the Offering Circular, (i) there shall not have been, and no development shall have occurred which could reasonably be expected to result in, a change which, singly or in the aggregate with other changes, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, other than as set forth in or contemplated by the Offering Circular and (ii) the Company and its Subsidiaries (taken as a whole) shall not have sustained any loss or interference which, singly or in the aggregate, is material with respect to its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Offering Circular, if in the judgment of PaineWebber any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Securities.

          (b) Since the date as of which information is given in the Offering Circular, there shall have been no litigation or other proceeding instituted against the Company or any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would, singly or in the aggregate, have a Material Adverse Effect.

          (c) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date as if made at the Closing Date. All covenants and agreements contained herein to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with in all material respects.

          (d) PaineWebber shall have received opinions, dated the Closing Date, and satisfactory in form and substance to counsel for PaineWebber, from Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, in the forms set forth in EXHIBIT 5(d)-1 and EXHIBIT 5(d)-2.

          (e) PaineWebber shall have received an opinion, dated the Closing Date, and satisfactory in form and substance to counsel for PaineWebber from Ballard Spahr Andrews & Ingersoll, special Maryland counsel to the Company, in the form set forth in EXHIBIT 5(e).

          (f) PaineWebber shall have received an opinion, dated the Closing Date, and satisfactory in form and substance to counsel for PaineWebber from Joel S. Marcus, counsel to the Company, in the form set forth in EXHIBIT 5(f).

          (g) PaineWebber shall have received an opinion, dated the Closing Date, from Goodwin, Procter & Hoar LLP, counsel to PaineWebber, with respect to the organization of the Company, validity of the Securities and other related matters as PaineWebber reasonably may request which opinion shall be satisfactory in all respects to PaineWebber, and such counsel shall have received such papers and information as they reasonably may request to enable them to pass upon such matters.

          (h) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to PaineWebber a letter, dated the date of its delivery, addressed to PaineWebber and in form and substance satisfactory to PaineWebber, confirming that they are independent accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations and that the financial statements included in the Offering Circular comply with the requirements of the 1933 Act and addressing certain financial and other statistical and numerical information contained in the Offering Circular. At the Closing Date, the Accountants shall have furnished to PaineWebber a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date.

          (i) At the Closing Date there shall be furnished to PaineWebber an accurate certificate, dated the date of its delivery, signed on behalf of the Company by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to PaineWebber, with respect to such matters as PaineWebber may reasonably request, including, without limitation certificates to the effect that:

               (i) Each signer of such certificate has examined the Offering Circular (including any documents filed under the Exchange
     Act and deemed to be incorporated by reference into the Offering Circular) and no event has occurred as a result of which it is necessary to amend or supplement the Offering Circular in order to make the statements therein not misleading in any material respect and there has been no document required to be filed under the 1934 Act or the 1934 Act Regulations that has not been so filed;

               (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects; and

               (iii) Each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

          (j) The Securities shall be qualified for sale in such states as PaineWebber may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

          (k) Prior to the Closing Date, the Securities shall have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

          (l) On or before the Closing Date, the Company shall have delivered to PaineWebber UCC lien searches in form and substance reasonably satisfactory to PaineWebber and its counsel confirming that the partnership interests, member interests and shares of each Subsidiary, as the case may be, are not subject to any Liens.

          (m) On or before the Closing Date the Company shall have delivered to PaineWebber with respect to each Property acquired since the Company's initial public offering:

               (i) a policy of title insurance (or a commitment to issue such a policy) naming the Company or one of its Subsidiaries as named insured and insuring (or committing to insure) that the Company or one of its Subsidiaries owns fee title to or a condominium or leasehold interest in the real property in an amount at least equal to the cost of acquisition of such Property, which policy (or commitment) shall be issued by Chicago Title Insurance Company or such other title insurance company reasonably acceptable to PaineWebber (any such person or persons, the "Title Company"), and contain only such exceptions to title with respect to each Property as disclosed in the Offering Circular or in the commitments to issue title insurance and underlying policies of title insurance delivered to PaineWebber or its counsel prior to the date hereof (the "Permitted Exceptions");

               (ii) a survey of such Property in form reasonably satisfactory to PaineWebber;

               (iii) policies or certificates of insurance relating to such Property evidencing coverages and in amounts customarily obtained by owners of similar properties in similar locations;

               (iv) copies of such affidavits, certificates and instruments of indemnification which were required to induce the Title Company to issue the policy (or commitment) contemplated in subparagraph (i) above other than affidavits of owners addressing parties in possession or mechanics' liens in standard form;

               (v) an engineering (structural) report from an engineer or engineers and in a form reasonably satisfactory to PaineWebber;

               (vi) a copy of each Lease entered into or amended since the Company's initial public offering (including all amendments and supplements thereto);

               (vii) a copy of each environmental report prepared by or for the Company or any of its Subsidiaries or any of their affiliates since the Company's initial public offering; and

               (viii) in the event that no endorsement insuring zoning compliance is provided in the title insurance policy, or in an update of an existing title insurance policy to be obtained in connection with the transactions contemplated hereby, insuring the interest of the Company or the

     Subsidiaries, as applicable, in each Property, a certificate signed by an officer of the Company or an appropriate local official attaching a copy of the certificate of occupancy for such Property, or other evidence reasonably satisfactory to PaineWebber that the Property may be legally occupied for its current use.

          (n) Between the date hereof and the Closing Date, (i) each of the Properties shall have been operated in the ordinary course of business and in material compliance with all applicable laws and regulations; (ii) no material Lease shall have been amended or terminated and no material waiver or consent under any material Lease shall have been granted and the lessees thereunder shall have complied with all their material obligations thereunder; and (iii) all required payments under any existing mortgages shall have been made.

          (o) Any certificate signed by an officer of the Company and delivered to PaineWebber hereunder shall be deemed a representation and warranty by the Company to PaineWebber as to the matters covered thereby.

          (p) On or prior to the Closing Date, the Company shall have executed and delivered the Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT A.

     6.   INDEMNIFICATION.

          (a) The Company will indemnify and hold harmless PaineWebber, the directors, officers, employees and agents of PaineWebber and each person, if any, who controls PaineWebber within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred (in accordance with subsection (c) below) in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which PaineWebber, or any such person, may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular or any amendment or supplement to the Offering Circular, or in any application or other document executed by the Company filed in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or
(iii) any act or failure to act or any alleged act or failure to act by PaineWebber in connection with, or relating in any manner to, the Securities or the private placement contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by PaineWebber through its gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the offering to any person by PaineWebber and results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such Offering Circular, which untrue statement or omission was completely corrected in the Offering Circular (as then amended or supplemented) if the Company shall sustain the burden of proving PaineWebber sold Securities to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Offering Circular (as then amended or supplemented) if the Company had previously furnished copies thereof to PaineWebber within a reasonable amount of time (which in any event shall be no less than 24 hours) prior to such sale or such confirmation, and PaineWebber failed to deliver the corrected Offering Circular, if required by law to have so delivered it and if delivered would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. The Company acknowledges that the only information relating to PaineWebber furnished in writing to the Company by PaineWebber specifically for inclusion in the Offering Circular is the following sentence:
"PaineWebber intends to deposit the shares with the trustee of PaineWebber Equity Trust REIT Series I (A Unit Investment Trust) (the "Trust"), a registered unit investment trust under the Investment Company Act of 1940, as amended, for which PaineWebber acts as sponsor and depositor, in exchange for units in the Trust." This indemnity agreement will be in addition to any liability that the Company might otherwise have.

          (b) PaineWebber will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each director of the Company to the same extent as the foregoing indemnity from the Company to PaineWebber, but only insofar as losses, claims, liabilities, expenses and damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to PaineWebber furnished to the Company by PaineWebber expressly for use in the Offering Circular. This indemnity will be in addition to any liability that PaineWebber might otherwise have; provided, however, that in no case shall PaineWebber be liable or responsible for any amount in excess of the fee received by PaineWebber under this Agreement.

          (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal fees or other expenses of counsel in defending such action except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel selected by the indemnified party will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company on the one hand or PaineWebber on the other, the Company on the one hand and PaineWebber on the other will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than PaineWebber, such as persons who control the Company within the meaning of the 1933 Act and directors of the Company, who also may be liable for contribution) to which the Company on the one hand and PaineWebber on the other may be subject in such proportion as shall be appropriate to reflect the relative benefits received by each. The relative benefits received by the Company on the one hand and PaineWebber on the other shall be deemed to be in the same proportion as the total net proceeds from the private placement (before deducting expenses) received by the Company bear to the total fees received by PaineWebber under this Agreement, in each case as set forth in the Offering Circular. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and PaineWebber, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such private placement. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or PaineWebber, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and PaineWebber agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6(d), PaineWebber shall not be required to contribute any amount in excess of the fees received by it under this Agreement, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the 1933 Act will have the same rights to contribution as that party, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this
Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          (e)  The indemnity and contribution agreements contained in this
Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of PaineWebber, (ii) acceptance of any of the Securities and payment therefor or (iii) any termination of this Agreement.

     7.   TERMINATION.

     The obligations of PaineWebber under this Agreement may be terminated at any time on or prior to the Closing Date, by notice to the Company from PaineWebber, without liability on the part of PaineWebber to the Company, if, prior to delivery and payment for the Securities, in the sole judgment of PaineWebber, (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed, (ii) any condition of PaineWebber's obligations specified in
Section 5 is not fulfilled when required, (iii) there has been, since the respective dates as of which information is given in the Offering Circular, any change which, singly or in the aggregate with other changes, is materially adverse to the condition (financial or otherwise), business, properties, net worth, results of operations or prospects of the Company or any of its Subsidiaries, (iv) trading in any of the equity securities of the Company shall have been suspended by the Commission, the NASD, by an exchange that lists the Securities or by the National Association of Securities Dealers Automated Quotation National Market System (the "Nasdaq NMS"), (v) trading in securities generally on the New York Stock Exchange or the Nasdaq NMS shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over the counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or over the counter market or by order of the Commission or any court or other governmental authority, (vi) a general banking moratorium shall have been declared by either Federal or New York State authorities or (vii) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of PaineWebber, impracticable or inadvisable to sell the Securities on the terms and in the manner contemplated by the Offering Circular.

     8.   MISCELLANEOUS

     Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered
(a) if to the Company, at the office of the Company, 251 South Lake Avenue, Suite 700, Pasadena, California 91101, Attention: Chief Executive Officer, or (b) if to PaineWebber at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department. Any such notice shall be effective one day after being sent by next day mail service, five days after being sent by U.S. mail and upon receipt when sent by facsimile. Any notice under Section 7 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

     This Agreement has been and is made solely for the benefit of PaineWebber and the Company and of the controlling persons and directors referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Securities from PaineWebber.

     All representations, warranties and agreements of the Company contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of PaineWebber or any of its controlling persons and shall survive delivery of and payment for the Securities hereunder.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

     This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The Company and PaineWebber each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

     This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by PaineWebber and the Company.

9.   COVENANTS AND REPRESENTATIONS OF PAINEWEBBER

          (a) PaineWebber agrees that it will not, in its capacity as sponsor in connection with the trust, exercise its discretion pursuant to the Indenture (the "Indenture") between PaineWebber, as sponsor, and the trustee of the Trust, to direct the trustee to redeem units of the Trust "in kind" by distributing Securities owned by the Trust in lieu of cash to redeeming unitholders tendering units in value in excess of $250,000, unless (i) the Company has, pursuant to the terms of the Registration Rights Agreement, caused to be filed with the Commission, a registration statement under Rule 415 of the 1933 Act and a related prospectus providing for registration of the offer and sale by the Trust of the Securities, and such registration statement shall have been declared effective by the Commission; or (ii) such "in kind" distribution is made in compliance with an exemption from the registration requirements of the 1933 Act.

          (b)  PaineWebber hereby:

               (i) acknowledges that it has been advised that the Securities have not been registered under the 1933 Act or under any state securities laws and the Company will rely upon PaineWebber's representations in this Section 9(b) to establish an exception from the registration requirements of the 1933 Act and any applicable state securities laws. PaineWebber understands and acknowledges that, as a result, except for the sale of the Securities to the Trust it will not be permitted to sell, transfer or assign any of the Securities acquired hereunder until such Securities are registered or an exemption from the registration and prospectus delivery requirements of the 1933 Act is available. PaineWebber acknowledges that there is no assurance that such an exemption form registration will ever be available or that the Securities will ever be able to be sold by PaineWebber other than to the Trust;

               (ii) represents and warrants that, it intends to deposit the Securities with the trustee of the Trust in exchange for units in the Trust and the Securities are not being purchased by PaineWebber with a view to, or for resale in connection with, a public offering or distribution thereof in any transaction with any person, firm or corporation that would be in violation of the securities laws of the United States, and it has no present intention of selling, granting participations in, or otherwise distributing any of the Securities to any person, firm or corporation other than the Trust. It does not have any contract, undertaking, agreement or arrangement with any person, firm or corporation other than the Trust to sell, transfer or grant participations to such person, firm or corporations with respect to any Securities;

               (iii) represents and warrants that PaineWebber was not formed or capitalized for the purpose of investing in the Securities and is an "accredited investor" as that term is defined in Regulation D under the 1933 Act; and that PaineWebber does not require the assistance of an investment advisor or other purchaser representative to participate in the transactions contemplated by this Agreement;

has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company; and has the ability to bear the economic risks of its investment for an indefinite period of time;

               (iv) represents and warrants that it has had the opportunity to discuss the Company's business, management and financial affairs with the Company's management and to obtain all information which it believes necessary to an informed decision to purchase the Securities;

               (v) agrees that the Securities will not be sold or otherwise disposed of by it other than (i) to the Trust, or (ii) in compliance with the registration requirements of, or an exemption from such registration under, the 1933 Act and any other applicable securities laws and unless in the case of a sale other than to the Trust (A) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (B) it shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and content to the Company to the effect that (x) such disposition will not require registration of such Securities under the 1933 Act or compliance with applicable state securities laws or (y) that an exemption from the registration requirements of the 1933 Act is available and that all appropriate action necessary for compliance therewith and with the applicable state securities laws have been taken or
(C) the Company shall have waived, expressly and in writing, its rights under clauses (A) and (B) of this subsection;

               (vi) consents that stop transfer instructions in respect of the Securities may be issued to any transfer agent, registrar or other agent at any time acting for the Company, provided that such stop transfer instructions shall not apply to any transfer of the Securities to the Trust or pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act;

               (vii) agrees that the Securities may not be pledged, hypothecated, sold or transferred, other than to the Trust, in the absence of an effective registration statement covering the Securities under the 1933 Act or an exemption from the registration requirements of the 1933 Act and consents that the certificate or certificates representing the Securities will bear (i) a legend in substantially the form set forth in the Articles of Amendment, (ii) the legends required by Section 2-211 of the Maryland General Corporation Law, and (iii) a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES ACT OF ANY STATE, BUT HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTION FROM REGISTRATION CONTAINED IN SUCH ACTS. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACTS OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

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                                       25

          If the foregoing correctly sets forth the understanding between the Company and PaineWebber, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and PaineWebber.

                                        Very truly yours,

                                        ALEXANDRIA REAL ESTATE EQUITIES, INC.


                                        By:  _________________________________
                                             Name:
                                             Title:




ACCEPTED as of the date first above
  written

PAINEWEBBER INCORPORATED


By:  _______________________________
     Name:
     Title: